UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 6, 2010

VERSANT CORPORATION

(Exact name of Registrant as Specified in its Charter)

California	000-28540	94-3079392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

255 Shoreline Drive, Suite 450

Redwood City, California 94065

(Address of Principal Executive Offices, including Zip Code)

(650) 232-2400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01. Regulation FD Disclosure.

The information in this Form 8-K that is furnished under this “Item 7.01 Regulation F-D Disclosure” and the related Exhibit 99.01 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 6, 2010, Versant Corporation (the “Company”) issued a press release announcing (i) revised guidance regarding the Company’s revenues and income from operations for its fiscal year ending October 31, 2010, (ii) a preliminary estimate of the Company’s revenues and income from operations for its second fiscal quarter ended April 30, 2010, and (iii) that the Company plans to continue its previously announced stock repurchase program.

A copy of that press release is attached to this Report as Exhibit 99.01 hereto.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.01 — Press release issued on May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT CORPORATION

Date: May 6, 2010	By:	/s/ Jerry Wong
Jerry Wong, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release by Versant Corporation dated May 6, 2010